Legal Entity Name	State of Formation
Westminster Homes of Alabama, L.L.C.	AL
K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.	AZ
K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC	AZ
K. HOVNANIAN GREAT WESTERN HOMES, LLC	AZ
New Land Title Agency, L.L.C.	AZ
Hovnanian Land Investment Group of California, L.L.C.	CA
K. HOV IP, II, Inc.	CA
K. HOV IP, INC.	CA
K. Hovnanian at 4S, LLC	CA
K. Hovnanian at Acqua Vista, LLC	CA
K. Hovnanian at Aliso, LLC	CA
K. Hovnanian at Almond Estates, LLC	CA
K. Hovnanian at Andalusia, LLC	CA
K. Hovnanian at Arbor Heights, LLC	CA
K. HOVNANIAN AT AVENUE ONE, L.L.C.	CA
K. Hovnanian at Bakersfield 463, L.L.C.	CA
K. Hovnanian at Bella Lago, LLC	CA
K. Hovnanian at Bridgeport, Inc.	CA
K. Hovnanian at Calabria, Inc.	CA
K. HOVNANIAN AT CAPISTRANO, L.L.C.	CA
K. Hovnanian at Carlsbad, LLC	CA
K. Hovnanian at Carmel Del Mar, Inc.	CA
K. Hovnanian at Carmel Village, LLC	CA
K. Hovnanian at Castile, Inc.	CA
K. Hovnanian at Chaparral, Inc.	CA
K. Hovnanian at Charter Way, LLC	CA
K. Hovnanian at Cielo, L.L.C.	CA
K. Hovnanian at Coastline, L.L.C.	CA
K. Hovnanian at Cortez Hill, LLC	CA
K. Hovnanian at Crestline, Inc.	CA
K. Hovnanian at Dominguez Hills, Inc.	CA
K. Hovnanian at Eastlake, LLC	CA
K. Hovnanian at El Dorado Ranch II, L.L.C.	CA
K. Hovnanian at El Dorado Ranch, L.L.C.	CA
K. Hovnanian at Encinitas Ranch, LLC	CA
K. Hovnanian at Evergreen, L.L.C.	CA
K. Hovnanian at Fiddyment Ranch, LLC	CA
K. Hovnanian at Fresno, LLC	CA
K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.	CA
K. Hovnanian at Gilroy, LLC	CA
K. Hovnanian at Gridley, LLC	CA
K. Hovnanian at Highland Vineyards, Inc.	CA
K. Hovnanian at Jaeger Ranch, LLC	CA
K. Hovnanian at La Costa Greens, L.L.C.	CA
K. Hovnanian at La Costa, LLC	CA
K. Hovnanian at La Habra Knolls, LLC	CA
K. Hovnanian at La Laguna, L.L.C.	CA
K. Hovnanian at La Paz, LLC	CA
K. Hovnanian at La Terraza, Inc.	CA
K. Hovnanian at Lake Rancho Viejo, LLC	CA
K. Hovnanian at Landmark, LLC	CA
K. Hovnanian at Larkspur, LLC	CA
K. Hovnanian at Live Oak II, LLC	CA
K. Hovnanian at Malan Park, L.L.C.	CA
K. Hovnanian at Manteca, LLC	CA
K. Hovnanian at Matsu, L.L.C.	CA
K. Hovnanian at Melanie Meadows, LLC	CA
K. Hovnanian at Menifee, LLC	CA
K. Hovnanian at Mosaic, LLC	CA
K. Hovnanian at Muirfield, LLC	CA
K. Hovnanian at Northlake, Inc.	CA
K. HOVNANIAN AT OCEAN WALK, INC.	CA
K. Hovnanian at Olde Orchard, LLC	CA
K. Hovnanian at Pacific Bluffs, LLC	CA
K. Hovnanian at Park Lane, LLC	CA
K. Hovnanian at Parkside, LLC	CA
K. Hovnanian at Piazza D'Oro, L.L.C.	CA
K. Hovnanian at Piazza Serena, L.L.C	CA
K. Hovnanian at Positano, LLC	CA
K. Hovnanian at Prado, L.L.C.	CA
K. Hovnanian at Rancho 79, LLC	CA
K. Hovnanian at Rancho Cristianitos, Inc.	CA
K. Hovnanian at Rancho Santa Margarita, LLC	CA
K. Hovnanian at Riverbend, LLC	CA
K. Hovnanian at Rivercrest, LLC	CA
K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.	CA
K. Hovnanian at Rowland Heights, LLC	CA
K. Hovnanian at Sage, L.L.C.	CA
K. Hovnanian at San Sevaine, Inc.	CA
K. Hovnanian at Santa Fe Springs, LLC	CA
K. Hovnanian at Santa Nella, LLC	CA
K. Hovnanian at Saratoga, Inc.	CA
K. Hovnanian at Sheldon Grove, LLC	CA
K. Hovnanian at Sierra Estates, LLC	CA
K. Hovnanian at Skye Isle, LLC	CA
K. Hovnanian at Stanton, LLC	CA
K. Hovnanian at Stone Canyon, Inc.	CA
K. Hovnanian at Sunridge Park, LLC	CA
K. Hovnanian at Sunsets, LLC	CA
K. Hovnanian at Sycamore, Inc.	CA
K. Hovnanian at the Cliffs, LLC	CA
K. Hovnanian at The Crosby, LLC	CA
K. Hovnanian at The Gables, LLC	CA
K. Hovnanian at The Preserve, LLC	CA
K. Hovnanian at Thompson Ranch, LLC	CA
K. Hovnanian at Trail Ridge, LLC	CA
K. Hovnanian at Trovata, Inc.	CA
K. Hovnanian at Vail Ranch, Inc.	CA
K. Hovnanian at Valle Del Sol, LLC	CA
K. Hovnanian at Victorville, L.L.C.	CA
K. Hovnanian at Vista Del Sol, L.L.C.	CA
K. Hovnanian at Waterstone, LLC	CA
K. Hovnanian at West View Estates, L.L.C.	CA
K. Hovnanian at Westshore, LLC	CA
K. Hovnanian at Wheeler Ranch, LLC	CA
K. Hovnanian at Wildrose, Inc.	CA
K. HOVNANIAN AT WINCHESTER, LLC	CA
K. Hovnanian at Woodcreek West, LLC	CA
K. Hovnanian Communities, Inc.	CA
K. Hovnanian Companies of California, Inc.	CA
K. Hovnanian Companies of Southern California, Inc.	CA
K. Hovnanian Companies, LLC	CA
K. Hovnanian Developments of California, Inc.	CA
K. Hovnanian Developments of New Jersey II, Inc.	CA
K. Hovnanian Developments of New Jersey, Inc.	CA
K. Hovnanian Enterprises, Inc.	CA
K. Hovnanian GT Investment, L.L.C.	CA
K. Hovnanian Homes Northern California, Inc.	CA
K. Hovnanian JV Holdings, L.L.C.	CA
K. Hovnanian JV Services Company, L.L.C.	CA
K. Hovnanian T&C Management Co., L.L.C.	CA
K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.	CA
K. Hovnanian's Four Seasons at Beaumont, LLC	CA
K. Hovnanian's Four Seasons at Hemet, LLC	CA
K. Hovnanian's Four Seasons at Los Banos, LLC	CA
K. Hovnanian's Four Seasons at Moreno Valley, L.L.C.	CA
K. Hovnanian's Four Seasons at Palm Springs, LLC	CA
K. Hovnanian's Four Seasons, LLC	CA
K. Hovnanian's Parkside at Towngate, L.L.C.	CA
Natomas Central Neighborhood Housing, L.L.C.	CA
SEABROOK ACCUMULATION CORPORATION	CA
STONEBROOK HOMES, INC.	CA
K. Hovnanian Connecticut Acquisitions, L.L.C.	CT
K. Hovnanian Developments of Connecticut, Inc.	CT
K. HOVNANIAN DEVELOPMENTS OF D.C., INC.	DC
K. Hovnanian Homes of D.C., L.L.C.	DC
77 HUDSON STREET JOINT DEVELOPMENT, L.L.C.	DE
AG/Hov Delray Holdings, L.L.C.	DE
AG/Hov Delray, L.L.C.	DE
Hovnanian Enterprises, Inc. (PARENT COMPANY)	DE
HovSite Catalina LLC	DE
HovSite Churchill Club LLC	DE
HovSite Cider Grove LLC	DE
HovSite Firenze LLC	DE
HovSite Florida Holdings LLC	DE
HovSite Greenwood Manor LLC	DE
HovSite Holdings LLC	DE
HovSite Hunt Club LLC	DE
HovSite Illinois Holdings LLC	DE
HovSite Irish Prairie LLC	DE
HovSite Liberty Lakes LLC	DE
HovSite Monteverde 1 & 2 LLC	DE
HovSite Monteverde 3 & 4 LLC	DE
HovSite Providence LLC	DE
HovSite Southampton LLC	DE
HovWest Land Acquisition, LLC	DE
K. Hovnanian at Bernards V, L.L.C.	DE
K. Hovnanian at Chester I, L.L.C.	DE
K. Hovnanian at Lawrence V, L.L.C.	DE
K. Hovnanian at Mansfield I, L.L.C.	DE
K. Hovnanian at Mansfield II, L.L.C.	DE
K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.	DE
K. Hovnanian at Wanaque, L.L.C.	DE
K. HOVNANIAN AT WAYNE, VIII, L.L.C.	DE
K. Hovnanian at West Windsor, L.L.C.	DE
K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.	DE
K. Hovnanian Delaware Acquisitions, L.L.C.	DE
K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.	DE
K. HOVNANIAN HOMES OF DELAWARE, L.L.C.	DE
K. Hovnanian HovWest Holdings, L.L.C.	DE
K. Hovnanian Minnesota Holdings, LLC	DE
K. Hovnanian Nassau Grove Holdings, L.L.C.	DE
K. Hovnanian North Central Acquisitions, L.L.C.	DE
K. Hovnanian North Jersey Acquisitions, L.L.C.	DE
K. Hovnanian Shore Acquisitions, L.L.C.	DE
K. Hovnanian South Jersey Acquisitions, L.L.C.	DE
MSHOV HOLDING COMPANY, L.L.C.	DE
Nassau Grove Enterprises, L.L.C.	DE
NORTH MANATEE, L.L.C.	DE
OLD CITY DELAWARE, L.L.C.	DE
OLD CITY DEVELOPMENT, INC.	DE
PI INVESTMENTS I, L.L.C.	DE
PRESTON PARKER, L. P.	DE
Washington Homes, Inc.	DE
WH/PR Land Company, L.L.C.	DE
WINDWARD HOME MORTGAGE, L.L.C.	DE
WOODMORE RESIDENTIAL, L.L.C.	DE
WTC VENTURES, L.L.C.	DE
Eastern National Title Agency, LLC	FL
FIRST MORTGAGE LENDERS OF FLORIDA, L.L.C.	FL
HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.	FL
HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.	FL
K. Hovnanian at Delray Beach, L.L.C.	FL
K. Hovnanian at Savannah Lake, L.L.C.	FL
K. Hovnanian Cambridge Homes, L.L.C.	FL
K. HOVNANIAN FIRST HOMES, L.L.C.	FL
K. Hovnanian Florida Realty, L.L.C.	FL
K. HOVNANIAN STANDING ENTITY, L.L.C.	FL
K. Hovnanian T&C Homes at Florida, L.L.C.	FL
K. HOVNANIAN WINDWARD HOMES, LLC	FL
Hovnanian Land Investment Group of Georgia, L.L.C.	GA
K. Hovnanian Developments of Georgia, Inc.	GA
K. Hovnanian Homes of Georgia, L.L.C.	GA
K. Hovnanian Developments of Illinois, Inc.	IL
K. Hovnanian T&C Homes at Illinois, L.L.C.	IL
K. Hovnanian Developments of Indiana, Inc.	IN
K. Hovnanian Homes of Indiana, L.L.C.	IN
K. Hovnanian Developments of Kentucky, Inc.	KY
K. Hovnanian Summit Homes of Kentucky, L.L.C.	KY
Midwest Building Products & Contractor Services of Kentucky, L.L.C.	KY
Founders Title Agency of Maryland, L.L.C.	MD
Homebuyers Financial Services, L.L.C.	MD
Hovnanian Land Investment Group of Maryland, L.L.C.	MD
Hovnanian Land Investment Group, L.L.C.	MD
K. Hovnanian at King Farm, L.L.C.	MD
K. Hovnanian at Roderuck, L.L.C.	MD
K. Hovnanian at Willow Brook, L.L.C.	MD
K. Hovnanian Companies Metro D.C. North, L.L.C.	MD
K. HOVNANIAN COMPANIES OF MARYLAND, INC.	MD
K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.	MD
K. Hovnanian Homes at Camp Springs, L.L.C.	MD
K. Hovnanian Homes at Fairwood, L.L.C.	MD
K. Hovnanian Homes at Forest Run, L.L.C.	MD
K. Hovnanian Homes at Greenway Farm Park Towns, L.L.C.	MD
K. Hovnanian Homes at Greenway Farm, L.L.C.	MD
K. Hovnanian Homes at Jones Station 1, L.L.C.	MD
K. Hovnanian Homes at Jones Station 2, L.L.C.	MD
K. Hovnanian Homes at Maxwell Place, L.L.C.	MD
K. Hovnanian Homes at Primera, L.L.C.	MD
K. Hovnanian Homes at Renaissance Plaza, L.L.C.	MD
K. Hovnanian Homes at Russett, L.L.C.	MD
K. Hovnanian Homes at the Highlands, LLC	MD
K. Hovnanian Homes of Maryland, L.L.C.	MD
K. Hovnanian's Four Seasons at Kent Island Condominiums, L.L.C.	MD
K. Hovnanian's Four Seasons at Kent Island, L.L.C.	MD
K. Hovnanian's Four Seasons at St. Margarets Landing, L.L.C.	MD
PADDOCKS, L.L.C.	MD
Pine Ayr, LLC	MD
Ridgemore Utility, L.L.C.	MD
The Highlands Condominiums at Metrosquare, L.L.C.	MD
Washington Homes at Columbia Town Center, L.L.C.	MD
WH LAND I, INC.	MD
WH PROPERTIES, INC.	MD
Woodland Lake Condominiums at Bowie New Town, L.L.C.	MD
K. Hovnanian Developments of Michigan, Inc.	MI
K. Hovnanian Summit Homes of Michigan, L.L.C.	MI
Midwest Building Products & Contractor Services of Michigan, L.L.C.	MI
K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.	MN
K. Hovnanian at Ridgestone, L.L.C.	MN
K. Hovnanian Developments of Minnesota, Inc.	MN
K. Hovnanian Homes of Minnesota, L.L.C.	MN
K. Hovnanian Liberty on Bluff Creek, LLC	MN
K. Hovnanian Timbres at Elm Creek, LLC	MN
K. Hovnanian's Four Seasons at Rush Creek II, LLC	MN
K. Hovnanian's Four Seasons at Rush Creek, L.L.C.	MN
Westminster Homes of Mississippi, LLC	MS
HERITAGE PINES, L.L.C.	NC
Hovnanian Land Investment Group of North Carolina, L.L.C.	NC
K. Hovnanian Developments of North Carolina, Inc.	NC
K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.	NC
K. Hovnanian's Four Seasons at Bailey's Glenn, L.L.C.	NC
K. HOVNANIAN'S FOUR SEASONS AT RENAISSANCE, L.L.C.	NC
PRESTON GRANDE HOMES, INC.	NC
WESTMINSTER HOMES, INC.	NC
Auddie Enterprises, L.L.C.	NJ
Builder Services NJ, L.L.C.	NJ
EASTERN TITLE AGENCY, INC.	NJ
F&W MECHANICAL SERVICES, L.L.C.	NJ
Hovnanian Land Investment Group of New Jersey, L.L.C.	NJ
K. HOV INTERNATIONAL, INC.	NJ
K. HOVNANIAN 77 HUDSON STREET INVESTMENTS, L.L.C.	NJ
K. Hovnanian Acquisitions, Inc.	NJ
K. HOVNANIAN AMERICAN MORTGAGE, L.L.C.	NJ
K. HOVNANIAN AT 77 HUDSON STREET URBAN RENEWAL COMPANY, L.L.C.	NJ
K. Hovnanian at Barnegat I, L.L.C.	NJ
K. Hovnanian at Barnegat II, L.L.C.	NJ
K. Hovnanian at Berkeley, L.L.C.	NJ
K. Hovnanian at Blue Heron Pines, L.L.C.	NJ
K. Hovnanian at Branchburg, L.L.C.	NJ
K. Hovnanian at Bridgewater I, L.L.C.	NJ
K. Hovnanian at Camden I, L.L.C.	NJ
K. Hovnanian at Cedar Grove III, L.L.C.	NJ
K. Hovnanian at Cedar Grove V, L.L.C.	NJ
K. Hovnanian at Chesterfield, L.L.C.	NJ
K. Hovnanian at Clifton, L.L.C.	NJ
K. Hovnanian at Cranbury, L.L.C.	NJ
K. Hovnanian at Curries Woods, L.L.C.	NJ
K. Hovnanian at Denville, L.L.C.	NJ
K. Hovnanian at Deptford Township, L.L.C.	NJ
K. Hovnanian at Dover, L.L.C.	NJ
K. Hovnanian at Edgewater II, L.L.C.	NJ
K. Hovnanian at Edgewater, L.L.C.	NJ
K. Hovnanian at Egg Harbor Township II, L.L.C.	NJ
K. Hovnanian at Egg Harbor Township, L.L.C.	NJ
K. Hovnanian at Elk Township, L.L.C.	NJ
K. Hovnanian at Ewing, L.L.C.	NJ
K. Hovnanian at Fifth Avenue, L.L.C.	NJ
K. Hovnanian at Florence I, L.L.C.	NJ
K. Hovnanian at Florence II, L.L.C.	NJ
K. Hovnanian at Forest Meadows, L.L.C.	NJ
K. Hovnanian at Franklin, L.L.C.	NJ
K. Hovnanian at Freehold Township, L.L.C.	NJ
K. Hovnanian at Great Notch, L.L.C.	NJ
K. Hovnanian at Guttenberg, L.L.C.	NJ
K. Hovnanian at Hackettstown II, L.L.C.	NJ
K. Hovnanian at Hamburg Contractors, L.L.C.	NJ
K. Hovnanian at Hamburg, L.L.C.	NJ
K. Hovnanian at Hawthorne, L.L.C.	NJ
K. Hovnanian at Hazlet, L.L.C.	NJ
K. Hovnanian at Hilltop, L.L.C.	NJ
K. HOVNANIAN AT HUDSON POINTE, L.L.C.	NJ
K. Hovnanian at Jackson I, L.L.C.	NJ
K. Hovnanian at Jackson, L.L.C.	NJ
K. Hovnanian at Jersey City IV, L.L.C.	NJ
K. Hovnanian at Jersey City V Urban Renewal Company, L.L.C.	NJ
K. Hovnanian at Keyport, L.L.C.	NJ
K. Hovnanian At Lafayette Estates, L.L.C.	NJ
K. Hovnanian at Linwood, L.L.C.	NJ
K. Hovnanian at Little Egg Harbor Contractors, L.L.C.	NJ
K. Hovnanian at Little Egg Harbor III, L.L.C.	NJ
K. Hovnanian at Little Egg Harbor Township II, L.L.C.	NJ
K. Hovnanian at Little Egg Harbor, L.L.C	NJ
K. Hovnanian at Long Branch I, L.L.C.	NJ
K. Hovnanian at Mahwah VI, Inc.	NJ
K. HOVNANIAN AT MANALAPAN II, L.L.C.	NJ
K. Hovnanian at Manalapan III, L.L.C.	NJ
K. Hovnanian at Mansfield III, L.L.C.	NJ
K. Hovnanian at Maple Avenue, L.L.C.	NJ
K. Hovnanian at Marlboro Township IX, L.L.C.	NJ
K. Hovnanian at Marlboro Township V, L.L.C.	NJ
K. Hovnanian at Marlboro Township VIII, L.L.C.	NJ
K. Hovnanian at Marlboro VI, L.L.C.	NJ
K. Hovnanian at Marlboro VII, L.L.C.	NJ
K. Hovnanian at Mendham Township, L.L.C.	NJ
K. Hovnanian at Middle Township II, L.L.C.	NJ
K. Hovnanian at Middle Township, L.L.C.	NJ
K. Hovnanian at Middletown II, L.L.C.	NJ
K. Hovnanian at Millville I, L.L.C.	NJ
K. Hovnanian at Millville II, L.L.C.	NJ
K. Hovnanian at Monroe IV, L.L.C.	NJ
K. Hovnanian at Monroe NJ, L.L.C.	NJ
K. Hovnanian at Montvale II, LLC	NJ
K. Hovnanian at Montvale, L.L.C.	NJ
K. Hovnanian at Mt. Olive Township, L.L.C.	NJ
K. HOVNANIAN AT NEW BRUNSWICK URBAN RENEWAL, L.L.C.	NJ
K. Hovnanian at North Bergen. L.L.C.	NJ
K. Hovnanian at North Caldwell II, L.L.C.	NJ
K. Hovnanian at North Caldwell III, L.L.C.	NJ
K. Hovnanian at North Caldwell IV, L.L.C.	NJ
K. Hovnanian at North Caldwell, L.L.C.	NJ
K. Hovnanian at North Haledon, L.L.C.	NJ
K. Hovnanian at North Wildwood, L.L.C.	NJ
K. Hovnanian at Northfield, L.L.C.	NJ
K. Hovnanian at Ocean Township, Inc	NJ
K. Hovnanian at Oceanport, L.L.C.	NJ
K. Hovnanian at Old Bridge, L.L.C.	NJ
K. Hovnanian at Paramus, L.L.C.	NJ
K. Hovnanian at Parsippany, L.L.C.	NJ
K. Hovnanian at Parsippany-Troy Hills, L.L.C.	NJ
K. Hovnanian at Pittsgrove, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL II, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL III, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL IV, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VII, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.	NJ
K. Hovnanian at Randolph I, L.L.C.	NJ
K. Hovnanian at Readington II, L.L.C.	NJ
K. Hovnanian at Red Bank, L.L.C.	NJ
K. Hovnanian at Ridgemont, L.L.C.	NJ
K. Hovnanian at Sayreville, L.L.C.	NJ
K. Hovnanian at Scotch Plains, L.L.C.	NJ
K. Hovnanian at Shrewsbury, LLC	NJ
K. Hovnanian at Smithville III, L.L.C.	NJ
K. Hovnanian at Smithville, Inc.	NJ
K. Hovnanian at Somers Point, L.L.C.	NJ
K. Hovnanian at South Brunswick II, LLC	NJ
K. Hovnanian at South Brunswick, L.L.C.	NJ
K. Hovnanian at Sparta, L.L.C.	NJ
K. HOVNANIAN AT SPRINGCO, L.L.C.	NJ
K. Hovnanian at Station Square, L.L.C.	NJ
K. Hovnanian at Teaneck, L.L.C.	NJ
K. Hovnanian at The Monarch, L.L.C.	NJ
K. Hovnanian at Trenton II, L.L.C.	NJ
K. Hovnanian at Trenton Urban Renewal, L.L.C.	NJ
K. Hovnanian at Trenton, L.L.C.	NJ
K. Hovnanian at Union Township I, Inc.	NJ
K. Hovnanian at Upper Freehold Township II, L.L.C.	NJ
K. Hovnanian at Upper Freehold Township III, L.L.C.	NJ
K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.	NJ
K. HOVNANIAN AT VINELAND, L.L.C.	NJ
K. Hovnanian at Warren Township, L.L.C.	NJ
K. Hovnanian at Washington, L.L.C.	NJ
K. Hovnanian at Wayne IX, L.L.C.	NJ
K. Hovnanian at Wildwood Bayside, L.L.C.	NJ
K. Hovnanian at Woodhill Estates, L.L.C.	NJ
K. Hovnanian at Woolwich I, L.L.C.	NJ
K. Hovnanian Classics CIP, L.L.C.	NJ
K. Hovnanian Companies Northeast, Inc.	NJ
K. Hovnanian Construction II, Inc	NJ
K. Hovnanian Construction III, Inc	NJ
K. Hovnanian Construction Management, Inc.	NJ
K. Hovnanian Holdings NJ, L.L.C.	NJ
K. HOVNANIAN INVESTMENTS, L.L.C.	NJ
K. HOVNANIAN MANALAPAN INVESTMENT, L.L.C.	NJ
K. Hovnanian Northeast Services, L.L.C.	NJ
K. Hovnanian Port Imperial Urban Renewal, Inc.	NJ
K. Hovnanian Properties of Red Bank, Inc.	NJ
K. Hovnanian Southern New Jersey, L.L.C.	NJ
K. HOVNANIAN T&C INVESTMENT, L.L.C.	NJ
K. Hovnanian Venture I, L.L.C.	NJ
K. Hovnanian's Private Home Portfolio, L.L.C.	NJ
KHIP, L.L.C.	NJ
LANDARAMA, INC.	NJ
M&M at Chesterfield, LLC	NJ
M&M AT Crescent Court, L.L.C.	NJ
M&M AT MONROE WOODS, L.L.C.	NJ
M&M at West Orange, L.L.C.	NJ
M&M at Wheatena Urban Renewal, L.L.C.	NJ
Matzel & Mumford at Egg Harbor, L.L.C.	NJ
Matzel & Mumford at South Bound Brook Urban Renewal, L.L.C.	NJ
MCNJ, Inc.	NJ
MM-BEACHFRONT NORTH I, L.L.C.	NJ
MM-BEACHFRONT NORTH II, L.L.C.	NJ
MMIP, L.L.C.	NJ
Terrapin Realty, L.L.C.	NJ
The Matzel & Mumford Organization, Inc	NJ
TOWN HOMES AT MONTGOMERY, L.L.C.	NJ
K. Hovnanian Classics, L.L.C.	NJ
Builder Services NY, L.L.C.	NY
K. HOVNANIAN AT MONROE II, INC.	NY
K. Hovnanian at New Windsor, L.L.C.	NY
K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.	NY
K. HOVNANIAN COMPANIES OF NEW YORK, INC.	NY
K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.	NY
K. Hovnanian Developments of Ohio, Inc.	OH
K. Hovnanian Ohio Realty, L.L.C.	OH
K. HOVNANIAN OSTER HOMES, L.L.C.	OH
K. Hovnanian Summit Homes, L.L.C.	OH
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.	OH
MILLENNIUM TITLE AGENCY, LTD.	OH
Builder Services PA, L.L.C.	PA
Governor's Abstract Co., Inc.	PA
K. Hovnanian at Allentown, L.L.C.	PA
K. Hovnanian at Broad and Walnut, L.L.C.	PA
K. HOVNANIAN AT CAMP HILL, L.L.C.	PA
K. Hovnanian at East Brandywine, L.L.C.	PA
K. Hovnanian at Hershey's Mill, Inc.	PA
K. Hovnanian at Lower Macungie Township I, L.L.C.	PA
K. Hovnanian at Lower Macungie Township II, L.L.C.	PA
K. Hovnanian at Lower Makefield Township I, L.L.C.	PA
K. Hovnanian at Lower Moreland I, L.L.C.	PA
K. Hovnanian at Lower Moreland II, L.L.C.	PA
K. Hovnanian at Lower Moreland III, L.L.C.	PA
K. Hovnanian at Macungie, L.L.C.	PA
K. Hovnanian at Northampton, L.L.C.	PA
K. Hovnanian at Perkiomen II, Inc.	PA
K. HOVNANIAN AT PHILADELPHIA I, L.L.C.	PA
K. Hovnanian at Philadelphia II, L.L.C.	PA
K. Hovnanian at Philadelphia III, L.L.C.	PA
K. Hovnanian at Philadelphia IV, L.L.C.	PA
K. HOVNANIAN AT RAPHO, L.L.C	PA
K. Hovnanian at Sawmill, Inc.	PA
K. Hovnanian at Silver Spring, L.L.C.	PA
K. Hovnanian at Thornbury, Inc.	PA
K. Hovnanian at Upper Makefield I, Inc.	PA
K. Hovnanian at Upper Uwchlan II, L.L.C.	PA
K. Hovnanian at Upper Uwchlan, L.L.C.	PA
K. Hovnanian at Warminster, LLC	PA
K. Hovnanian at West Bradford, L.L.C.	PA
K. Hovnanian Companies of Pennsylvania, Inc.	PA
K. Hovnanian Developments of Pennsylvania, Inc.	PA
K. Hovnanian Eastern Pennsylvania, L.L.C.	PA
K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.	PA
K. Hovnanian PA Real Estate, Inc.	PA
K. Hovnanian Pennsylvania Acquisitions, L.L.C.	PA
K. Hovnanian Summit Homes of Pennsylvania, L.L.C.	PA
Midwest Building Products & Contractor Services of Pennsylvania, L.L.C.	PA
OLD CITY JOINT DEVELOPMENT, L.L.C.	PA
RIDGEMORE UTILITY ASSOCIATES OF PENNSYLVANIA, L.L.C.	PA
K. Hovnanian CraftBuilt Homes of South Carolina, L.L.C.	SC
K. Hovnanian Developments of South Carolina, Inc.	SC
K. Hovnanian Four Seasons at Gold Hill, LLC	SC
K. Hovnanian Homes of South Carolina, LLC	SC
Westminster Homes of Tennessee, Inc.	TN
12TH* STREET RESIDENTIAL, LTD.	TX
BRIGHTBEACH DEVELOPMENT, LTD.	TX
BRIGHTCHASE, LTD.	TX
BRIGHTON HOMES AT WALDEN, LTD.	TX
HEXTER-FAIR LAND TITLE COMPANY I, INC.	TX
Hovnanian Land Investment Group of Texas LLC	TX
K. Hovnanian Developments of Texas, Inc.	TX
K. Hovnanian Homes - DFW, L.L.C.	TX
K. Hovnanian Homes of Houston, L.L.C.	TX
K. Hovnanian of Houston II, L.L.C.	TX
PARK TITLE COMPANY, LLC	TX
RR HOUSTON DEVELOPERS, LLC	TX
RR HOUSTON DEVELOPMENT, L.P.	TX
RR HOUSTON INVESTMENT, L.P.	TX
RR HOUSTON INVESTORS, LLC	TX
COBBLESTONE SQUARE DEVELOPMENT, L.L.C.	VA
Dulles Coppermine, L.L.C.	VA
FOUNDERS TITLE AGENCY, INC.	VA
Hovnanian Land Investment Group of Virginia, L.L.C.	VA
K. Hovnanian at Cameron Chase, Inc.	VA
K. Hovnanian at Cobblestone Square Condominiums, L.L.C.	VA
K. Hovnanian at Eagle's Point, L.L.C.	VA
K. Hovnanian at Fair Oaks, L.L.C.	VA
K. Hovnanian at Lake Terrapin, L.L.C.	VA
K. Hovnanian at Lee Square, L.L.C.	VA
K. Hovnanian Companies of Virginia, Inc.	VA
K. Hovnanian Developments of Virginia, Inc.	VA
K. Hovnanian Four Seasons @ Historic Virginia, LLC	VA
K. Hovnanian Homes at Cameron Station, LLC	VA
K. HOVNANIAN HOMES AT PAYNE STREET, L.L.C.	VA
K. Hovnanian Homes of Virginia, Inc.	VA
K. Hovnanian Summit Holdings, L.L.C.	VA
K. Hovnanian's Four Seasons at Ashburn Village, L.L.C.	VA
K. HOVNANIAN'S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.	VA
K. Hovnanian's Four Seasons at Dulles Discovery Condominium, L.L.C.	VA
K. Hovnanian's Four Seasons at Dulles Discovery, L.L.C.	VA
K. Hovnanian's Four Seasons at New Kent Vineyards, L.L.C.	VA
K. Hovnanian's Four Seasons at Vint Hill, L.L.C.	VA
LAUREL HIGHLANDS, LLC	VA
The Residences at Dulles Parkway Corporate Center, LLC	VA
The Residences at Greenfield Crossing, L.L.C.	VA
WHI-REPUBLIC, LLC	VA
K. Hovnanian Developments of West Virginia, Inc.	WV
K. Hovnanian Homes of West Virginia, L.L.C.	WV
K. Hovnanian Summit Homes of West Virginia, L.L.C.	WV
K. Hovnanian's Four Seasons at Huntfield,L.L.C.	WV
Midwest Building Products & Contractor Services of West Virginia, L.L.C.	WV